UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 3, 2004

THE DIRECTV GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

State of Delaware

(State or Other Jurisdiction of Incorporation)

0-26035	52-1106564
(Commission File Number)	(I.R.S. Employer Identification No.)

2250 East Imperial Highway

El Segundo, California 90245

(310) 964-0808

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

Not Applicable

(Former name or former address, if changed since last report)

THE DIRECTV GROUP, INC.

ITEM 5.    OTHER EVENTS

On April 20, 2004, The DIRECTV Group, Inc. (the “Company”) and PanAmSat Corporation (“PanAmSat”) announced the signing of a definitive agreement that, subject to the satisfaction of the conditions described in that agreement, provides for the sale of the Company’s approximately 80.4% interest in PanAmSat to an affiliate of Kohlberg Kravis Roberts & Co. L.P. The Company is filing in this Current Report on Form 8-K revised presentations of the following items that were originally filed in our Annual Report on Form 10-K for the year ended December 31, 2003 (the “Form 10-K”): (i) Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; (ii) Item 8. Financial Statements and Supplementary Data; and (iii) Item 15. Financial Statement Schedules. The revised presentations reflect the reclassification of PanAmSat as a discontinued operation pursuant to the requirements of Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets” and the reclassification of segment information to conform to the current presentation as the Company began allocating pension and other postretirement benefit expenses to its segments beginning on January 1, 2004. The revised presentations also include historical pro forma information regarding the Company’s method of accounting for subscriber acquisition costs, which the Company changed on January 1, 2004. A copy of the revised Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the revised Item 8, Financial Statements and Supplementary Data, is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A copy of the revised Item 15, Financial Statement Schedules, is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

SFAS No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets and requires that, in a period in which a component of an entity either has been disposed of or is classified as held for sale, the income statements for current and prior periods shall report the results of operations of the component as discontinued operations. The Company has reclassified amounts related to PanAmSat in the consolidated financial statements and revised the presentation of management’s discussion and analysis of financial condition and results of operations included in the Form 10-K to reflect the reclassification required by SFAS No. 144 because these consolidated financial statements and management’s discussion and analysis will be incorporated by reference in the Company’s Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission on June 3, 2004. Accordingly, revenues, operating costs and expenses, and other non-operating results for the discontinued operations of PanAmSat have been excluded from the Company’s results from continuing operations for all periods presented herein. The financial results for PanAmSat are presented in the Company’s Consolidated Statements of Income in a single line item entitled “Income (loss) from discontinued operations, net of taxes” and the related assets and liabilities are presented in the Consolidated Balance Sheets in line items entitled “Assets of business held for sale” and “Liabilities of business held for sale.”

This Current Report on Form 8-K may contain certain statements that the Company believes are, or may be considered to be, “forward-looking statements” within the meaning of various provisions of the Securities Act of 1933 and of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by use of statements that include phrases such as we “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee,” “project” or other similar words or phrases. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. All of these forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or from those expressed or implied by the relevant forward-looking statement. Risk factors which could cause actual performance and future actions to differ materially from forward-looking statements made herein include, but are not limited to, economic conditions; product demand and market acceptance; ability to simplify aspects of our business model; improve customer service; create new and desirable programming content and interactive features; achieve anticipated economies of scale; government action; local political or economic developments in or affecting countries where the Company has operations, including political, economic and social uncertainties in many Latin American countries in which DIRECTV Latin America, LLC operates; foreign currency exchange

THE DIRECTV GROUP, INC.

rates; ability to obtain export licenses; competition; the outcome of legal proceedings; ability to achieve cost reductions; ability to timely perform material contracts; ability to renew programming contracts under favorable terms; technological risk; limitations on access to distribution channels; the success and timeliness of satellite launches; in-orbit performance of satellites; loss of uninsured satellites; ability of customers to obtain financing; whether the sale of PanAmSat is completed; and the Company’s ability to access capital to maintain its financial flexibility.

Readers are urged to consider these factors carefully in evaluating the forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date of this Current Report and the Company undertakes no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.	Exhibit
23	Consent of Independent Registered Public Accounting Firm

99.1	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations section of the Form 10-K

99.2	Item 8. Financial Statements and Supplementary Data section of the Form 10-K

99.3	Item 15. Financial Statement Schedules section of the Form 10-K

THE DIRECTV GROUP, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIRECTV GROUP, INC.
(Registrant)

Date: June 2, 2004	By:	/s/ PATRICK T. DOYLE
	Name:	Patrick T. Doyle
	Title:	Senior Vice President, Controller and Treasurer

THE DIRECTV GROUP, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit
23	Consent of Independent Registered Public Accounting Firm

99.1	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations section of the Form 10-K

99.2	Item 8. Financial Statements and Supplementary Data section of the Form 10-K

99.3	Item 15. Financial Statement Schedules section of the Form 10-K

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